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                                                                   EXHIBIT 10.13

                                                             MARLTON, NEW JERSEY

                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LEASE AGREEMENT

      THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT (the "First Amendment") is made and entered into on this the 31st day of December, 2004, by and between 92 BRICK ROAD, LLC, a Delaware limited liability company ("Lessor"), and 92 BRICK ROAD OPERATING COMPANY, LLC, a Delaware limited liability company ("Lessor") as follows:

                                    RECITALS:

      A. Lessor and Lessee entered into that certain Second Amended and Restated Lease Agreement dated as of December 20, 2004 (the "Lease"), whereby the Lessor leased to Lessee certain leased property, including the real property located in Marlton, Burlington County, New Jersey, as described in the Lease.

      B. Lessor and Lessee desire to amend the terms, conditions and provisions of the Lease.

      NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, the parties hereto agree that the Lease is hereby amended as follows:

      1. AMENDMENT.

      Article XXI ("Substitution of Property") is hereby deleted in its entirety, and all references in the Lease to the substitution property and the "substituted property" are hereby deleted in their entirety.

      2. REPRESENTATION. Lessee represents and warrants that no consents, approvals or notices are required to be obtained from or given to any persons in connection with the execution of this First Amendment.

      3. NO DEFAULTS. Lessee represents and warrants that all representations and warranties set forth in the Lease are true and correct at the date hereof and that there are no defaults or events of default under the Lease.

      4. RATIFICATION. Except as expressly amended hereby, the Lease is hereby confirmed and ratified in all respects by each of the parties thereto.

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      5. MISCELLANEOUS.

      (a) Lessee acknowledges, represents and warrants that the officer of the Lessee, whose name is signed to this First Amendment, has been duly and properly authorized by the Lessee to sign this First Amendment for and on behalf of the Lessee.

      (b) This First Amendment may be executed in separate counterparts each of which shall be an original and all of which shall be deemed to be one and the same instrument.

                      [ See Following Page for Signatures ]

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      IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment to be effective as of the date first written above.

                                     LESSOR:

                                     92 BRICK ROAD, LLC,  a Delaware limited
                                     liability company

                                     By:  MPT Operating Partnership, L.P.
                                     Its: Sole Member

                                     By:  /s/ R. Steven Hamner
                                          -----------------------------------
                                          R. Steven Hamner
                                     Its: Executive Vice President and
                                          Chief Financial Officer

                                     LESSEE:

                                     92 BRICK ROAD OPERATING COMPANY,
                                     LLC, a Delaware limited liability company

                                     By:    /s/ Brad E. Hollinger
                                          -----------------------------------
                                          Brad E. Hollinger
                                     Its: President

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STATE OF ALABAMA
JEFFERSON COUNTY

      I CERTIFY that on _________________, 200___, R. Steven Hamner personally came before me and he acknowledged under oath, to my satisfaction, that:

      (a) he signed, sealed and delivered the attached document as the Executive Vice President and Chief Financial Officer of MPT Operating Partnership, L.P., as the Sole Member of 92 Brick Road, LLC, a Delaware limited liability company; and

      (b) the document was signed and made by the limited partnership as the sole member of the limited liability company as its voluntary act and deed by virtue of authority from its partners.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year in this certificate first above written.

                                     ____________________________
                                     NOTARY PUBLIC
                                     Printed Named: __________________________
[ AFFIX NOTARY SEAL ]                My Commission Expires: __________________

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STATE OF _____________
_______________ COUNTY

      I CERTIFY that on _________________, 200___, Brad E. Hollinger personally came before me and he acknowledged under oath, to my satisfaction, that:

      (a) he signed, sealed and delivered the attached document as the President of 92 Brick Road Operating Company, LLC, a Delaware limited liability company; and

      (b) the document was signed and made by the limited liability company as its voluntary act and deed by virtue of authority from its members.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year in this certificate first above written.

                                     _____________________________
                                     NOTARY PUBLIC
                                     Printed Named: ___________________________
[ AFFIX NOTARY SEAL ]                My Commission Expires: ___________________

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